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                                                                   EXHIBIT 10.11

               AMENDED AND RESTATED REVOLVING LINE OF CREDIT NOTE

$17,000,000.00                                                  November 8, 2006

     AFTER DATE, FOR VALUE RECEIVED, Smith & Wesson Corp., a Delaware corporation, having a principal place of business at 2100 Roosevelt Avenue, Springfield, Massachusetts (the "Borrower"), promises to pay to the order, of TD Banknorth, N.A. (as successor-by-merger to Banknorth, N.A.), a national banking association ("Lender"), having a usual place of business at 1441 Main Street, Springfield, Massachusetts, or order, the maximum principal sum of Seventeen Million and 00/100 Dollars ($17,000,000) or so much thereof as may be advanced, pursuant to an Amended and Restated Loan and Security Agreement of even date herewith (the "Loan Agreement") and incorporated by reference herein and between Borrower, Guarantor and Lender. Capitalized terms not defined herein shall have the meanings given in the Loan Agreement.

     The principal outstanding shall be repaid, together with interest thereon in arrears, calculated daily and payable in accordance with the terms of the Loan Agreement on the outstanding and unpaid principal amount of the Revolving Loans during the preceding month at a rate per annum equal to:

     A. For a Prime Loan, at a rate equal to the Prime Rate in effect from time to time, plus the Applicable Margin then in effect with respect to Prime Loans.

     B. For a LIBOR Loan at a rate equal to the LIBOR Base Rate in effect from time to time, plus the Applicable Margin then in effect with respect to LIBOR Loans.

     Subject to the terms and conditions contained in the Loan Agreement, this Amended and Restated Revolving Line of Credit Note (this "Note") shall be repaid in accordance with the terms of the Loan Agreement. This Note is the "Revolving Line Note" referred to in, and is subject to, and entitled to, the benefits of the Loan Agreement.

     However, nothing herein shall be construed to restrict the Lender, in its sole and exclusive discretion, from making advances in excess of the stated maximum dollar amount, without requirement of execution of additional promissory note(s), or otherwise modifying this Note, and its so doing at any time, or times, shall not waive its rights to insist upon strict compliance with the terms of this Note, or any other instruments executed in connection with this financial transaction, at any other time, and to further rely upon all collateral secured to it for satisfaction of all obligations of the Borrower to the Lender, without exception.

     Borrower agrees that the Lender may, at its reasonable discretion, make Borrowings or Loans to the Borrower upon written, authority of any person authorized so to act on behalf of the Borrower; may deliver loan proceeds by direct deposit to any demand deposit account of the Borrower with the Lender, or otherwise, as so directed and that all such Borrowings or Loans as evidenced solely by the Lender's books, ledgers and records shall presumptively represent binding obligations of the Borrower hereunder.

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     Borrower does hereby irrevocably grant to the Lender, full power and authority, at its discretion, to debit any deposit account of the Borrower with the Lender for the amount of any monthly interest owing on Borrower's Borrowings or Loans; for the amount of any principal reduction, or for any repayment of obligations due upon Borrower's Borrowings or Loans which the Lender may require, all without prior notice, or demand upon the Borrower.

     Any payments received by Lender with respect to this Note shall be applied first to any costs, charges, or expenses (including attorney's fees) due Lender from the Borrower, second to any unpaid interest hereunder, and third to the unpaid principal sum owing under this Note.

     The Borrower acknowledges that this Note is an obligation which is payable immediately upon the occurrence of an Event of Default as more fully described in the Loan Agreement.

     Lender shall have the unrestricted right at any time or from time to time, and without Borrower consents, to sell, assign, endorse, or transfer all or any portion of its rights and obligations hereunder to one or more Lenders or other entities (each an "Assignee"), and Borrower agrees that it shall execute, or cause to be executed such documents necessary to effect the foregoing. In addition, at the request of Lender and any such Assignee, Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Lender has retained any of its rights and obligations hereunder following such assignment, to Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the note held by Lender prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation in connection with such assignment, and the payment by Assignee of the purchase price agreed to by Lender and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Lender pursuant to the assignment documentation between Lender and Assignee, and Lender shall be released from its obligation hereunder and thereunder to a corresponding extent.

     Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower to grant to one or more institutions or other persons (each a "Participant") participating interests in Lender's obligations to lend hereunder and/or any or all of the loans held by Lender hereunder. In the event of any such grant by Lender of a participating interest to a Participant, whether or not upon notice to Borrower, Lender shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations hereunder. Lender shall furnish any information concerning Borrower in their possession from time to time to any prospective assignees and Participants, provided that Lender shall require any such prospective assignee or Participant to maintain the confidentiality of such information.

     Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other security document(s) which is not of public record and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such


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Note or other document(s), the Borrower will issue, in lieu thereof, a replacement Note or other document(s) in the same principal amount thereof and otherwise of like tenor.

     Lender may at any time pledge, endorse, assign, or transfer all or any portion of its rights under the Loan Documents including any portion of the Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act. 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under any of the Loan Documents.

     If any payment required hereunder is more than ten (10) days overdue, (in addition to the interest accruing hereunder) a late charge of six percent (6%) of the overdue payment shall be charged to the Borrower and be immediately due and payable to Lender. Any payment having a due date falling upon a Saturday, Sunday, or legal holiday shall be due and payable on the next business day for which Lender is open for business, and interest shall continue to accrue during any such period.

     If any payment received by Lender with respect to this Note shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under federal or state law, or otherwise due any party other than Lender, then the obligation for which the payment was made shall not be discharged by the payment and shall survive as an obligation due hereunder, notwithstanding the Lender's return to the Borrower or any other party of the original of this Note or other instrument evidencing the obligation for which payment was made.

     Interest hereunder shall be computed on the basis of actual days elapsed and a 360-day year. Upon and during the continuance of an Event of Default, Borrower's right to select pricing options shall cease and the unpaid principal of all Borrowings and Loans shall, at the option of Lender, bear interest at the default rate set forth in Section 2.14(c) of the Loan Agreement.

     It is not intended under this Note to charge interest at a rate exceeding the maximum rate of interest permitted to be charged under applicable law, but if interest exceeding said maximum rate should be paid hereunder, the excess shall, at Lender's option, be (a) deemed a voluntary prepayment of principal not subject to the prepayment premium (if any) set forth herein or (b) refunded to the Borrower.

     The following described property, in addition to all other collateral now or hereafter provided by the Borrower to Lender, shall secure this Note and all other present or future obligations of the Borrower to Lender: First security interest in all personal property, as well as real estate mortgages on property located at 2100 Roosevelt Avenue, Springfield, Massachusetts; 299 Page Boulevard, Springfield, Massachusetts; and 19 Aviation Drive, Houlton, Maine.

     As additional collateral for the payment and performance of this Note and all other obligations, whether now existing or hereafter arising, of the Borrower to Lender, Lender shall at all times have and is hereby granted a security interest in and right of offset against all cash, deposit balances and/or accounts, instruments, securities, or other property of the Borrower, and of any endorser or guarantor hereof, now or hereafter in the possession of Lender, whether for safekeeping or otherwise. This right of offset shall permit Lender at any time, after the occurrence of an Event of Default as defined in the Loan Agreement and while such Event of


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Default is continuing, and without notice to the Borrower or any endorser or guarantor hereof, to transfer such funds or property as may be deemed by Lender to be appropriate so as to reduce or satisfy any obligation of the Borrower to the Lender.

     The Borrower (a) waives presentment, demand, notice, protest, and delay in connection with the delivery, acceptance, performance, collection, and enforcement of this Note, and (b) assents to any extension, renewal, modification, or other indulgence permitted by Lender with respect to this Note, including, without limitation, any release, substitution, or addition of co-makers, endorsers, or guarantors of this Note and any release, substitution, or addition of collateral securing this Note or any other obligations of the Borrower, or any such endorsers or guarantors, to Lender, and (c) authorize Lender, in its sole and exclusive discretion and without notice to the Borrower, or any endorser or guarantor hereof to complete this Note if delivered incomplete in any respect.

     No indulgence, delay, or omission by Lender in exercising or enforcing any of its rights or remedies hereunder shall operate as a waiver of any such rights or remedies or of the right to exercise them at any later time. No waiver of any default hereunder shall operate as a waiver of any other default hereunder or as a continuing waiver. The Lender's acceptance of any payment hereunder, following any default, shall not constitute a waiver of such default or of any of the Lender's rights or remedies hereunder (including charging interest at the default rate as provided in Section 2.14(c) of the Loan Agreement), unless waived in writing by Lender.

     All of the Lender's rights and remedies hereunder and under any other Loan Documents, or instruments, shall be cumulative and may be exercised singularly or concurrently, at the Lender's sole and exclusive discretion.

     The Borrower agrees to pay on demand all costs and expenses, including, but not limited to, reasonable attorney's fees, incurred by Lender in connection with the protection and/or enforcement of any of Lender's rights or remedies hereunder, whether or not any suit has been instituted by Lender.

     The word "Lender" where used herein shall mean the named payee, its successors, assigns, affiliates, and endorsees (and/or the holder of this Note if, at any time, it is made payable to bearer), all of whom this Note shall inure to their benefit as holders in due course.

     From time-to-time, said Prime Rate may change, whereupon the interest rate charged hereunder may change, effective the date of such change without requirement of prior notice thereof to the Borrower.

     The word "Borrower" where used herein includes any and all makers and co-makers hereof, and their respective successors, assigns, and representatives, all of whom, along with each endorser and guarantor of this Note, and their respective heirs, successors, assigns, and representatives, shall be jointly and severally liable hereunder.

     The use of masculine or neuter genders hereunder shall be deemed to include the feminine, and the use of the singular or the plural herein shall be deemed to include the other, as the context may require.


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     The Borrower represents that the proceeds of this Note will not be used for personal, family, or household purposes and that this loan is strictly a commercial transaction.

     This Note shall be governed by the laws of the Commonwealth of Massachusetts, and the Borrower, and each endorser and guarantor hereof, submit to the jurisdiction of its courts with respect to all claims concerning this Note or any collateral securing it.

     ALL PARTIES TO THIS NOTE, INCLUDING LENDER, AND AS A NEGOTIATED PART OF THIS TRANSACTION, HEREBY EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY, AS TO ALL ISSUES, INCLUDING ANY COUNTERCLAIMS, WITHOUT EXCEPTION, IN ANY ACTION OR PROCEEDING RELATING, DIRECTLY OR INDIRECTLY, TO THIS NOTE AND/OR OTHER INSTRUMENTS OR LOAN DOCUMENTS (IF ANY) EXECUTED IN CONNECTION HEREWITH.

     This Note constitutes a final written expression of all of its terms and is a complete and exclusive statement of those terms. Any modification or waiver of any of these terms must be in writing signed by the party against whom the modification or waiver is to be enforced.

     The provisions contained herein shall, effective the date hereof, amend and restate in their entirety the terms of that certain Revolving Line of Credit Note dated as of January 11, 2005 by Borrower in favor of Lender, as may have been amended from time to time.

                     (The next page is the signature page.)


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     Signed as a sealed instrument.

                                        SMITH & WESSON CORP.


/s/ Deborah A. Roe                      BY /s/ John A. Kelly
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Witness                                    John A. Kelly
                                           Vice President and
                                           Chief Financial Officer